Exhibit 99.1

HydraFacial and Vesper Healthcare Announce Closing of Business Combination, Combined Company Will be Known as The Beauty Health Company

The Beauty Health Company will be listed on the Nasdaq Capital Market under the ticker “SKIN”

Miami Beach, Fla. and Long Beach, Calif., May 5, 2021 – Vesper Healthcare Acquisition Corp (“Vesper Healthcare”), a publicly traded special purpose acquisition company, and The HydraFacial® Company (“HydraFacial”), a global category-creating beauty health company, today announced the closing of their previously announced business combination. The combined company will be known as The Beauty Health Company (“BeautyHealth” or the “Company”). The business combination was approved by Vesper Healthcare’s stockholders on April 29, 2021, with approximately 96% of the votes cast in favor of the transaction. Prior to the business combination, HydraFacial was owned by two leading healthcare industry private equity firms, Linden Capital Partners (“Linden”), who will continue to be the largest shareholder in the Company, and DW Healthcare Partners IV, LP (“DW Healthcare Partners”), who will continue to have a significant stake in the Company. As a result of the business combination, HydraFacial is now a wholly owned subsidiary of BeautyHealth. Beginning May 6, 2021, BeautyHealth’s shares will trade on the Nasdaq Capital Market under the ticker symbol “SKIN.”

BeautyHealth will be led by HydraFacial’s senior management team, including Chief Executive Officer Clint Carnell and Chief Financial Officer Liyuan Woo. Brent Saunders, CEO and co-founder of Vesper Healthcare, will serve as Executive Chairman.

The combined company will leverage the deep expertise of its management team to expand and accelerate growth in the emerging category of beauty health. The enhanced capital structure will allow BeautyHealth to make appropriate investments in innovation, geographic expansion, and important strategic acquisitions.

Clint Carnell, BeautyHealth CEO, stated: “Today marks an important milestone and an exciting moment for our Company as we enter the public markets. With HydraFacial, we transformed into a category-creating beauty health company. As BeautyHealth, we intend to continue our global expansion and bring additional innovative products to market. The added resources from this transaction will allow us to expand HydraFacial’s footprint in the large and growing beauty health category, as well as drive growth in the U.S. and internationally. Our accomplished team has been further strengthened by the combination with the Vesper Healthcare team, and we could not be more pleased to partner with Brent. I look forward to our next chapter and expect this combination will provide us with the resources and expertise to deliver sustained long-term growth.”

“We are pleased to close the business combination with HydraFacial and unveil the formation of The Beauty Health Company,” said Brent Saunders, BeautyHealth Executive Chairman. “HydraFacial is an impressive category-creating product in an attractive and growing market and provides the perfect platform to achieve our goal of building a premier company in beauty health. We anticipate more opportunities ahead and are excited about the potential to create a valuable, industry-leading, global company in beauty health.”

Brian Miller, Managing Partner at Linden, Kam Shah, Partner at Linden, and Doug Schillinger, Managing Director at DW Healthcare Partners, added, “We are proud of the growth HydraFacial has achieved since we acquired the company in 2016, and we are excited to participate in the newly formed BeautyHealth’s future success.”

Advisors

Goldman Sachs & Co. LLC acted as an exclusive financial advisor and private placement agent and Wachtell, Lipton, Rosen & Katz served as legal advisor to Vesper Healthcare. Jefferies LLC acted as Lead Financial Advisor, Piper Sandler served as Financial Advisor and Kirkland & Ellis LLP acted as legal advisor to HydraFacial.

Contacts

ICR, Inc.

Investors: Dawn Francfort

Email: BeautyHealth@icrinc.com

Press: Alecia Pulman

Email: alecia.pulman@icrinc.com

About The Beauty Health Company

BeautyHealth is a category-creating beauty health company focused on bringing innovative products to market. Our flagship brand HydraFacial is a non-invasive, and approachable beauty health platform and ecosystem with a powerful community of estheticians, consumers and partners, bridging medical and consumer retail to democratize and personalize skin care solutions for the masses. Leading the charge in beauty health as a category-creator, HydraFacial uses a unique delivery system to cleanse, extract, and hydrate with their patented hydradermabrasion technology and super serums that are made with nourishing ingredients, providing an immediate outcome and creating an instantly gratifying glow in just three steps and 30 minutes. HydraFacial® and Perk™ products are available in over 87 countries with over 16,000 delivery systems globally and millions of treatments performed each year. For more information, visit the brand on LinkedIn, Facebook, Instagram, or at HydraFacial.com. For more information, please visit at https://investors.beautyhealth.com/.

About Vesper Healthcare Acquisition Corp.

Vesper Healthcare Acquisition Corp. was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, with the intention to focus its search on companies in the pharmaceutical and healthcare sectors.

About Linden Capital Partners

Linden Capital Partners is a Chicago-based private equity firm focused exclusively on the healthcare industry. Founded in 2004, Linden is one of the country’s largest dedicated healthcare private equity firms. Linden’s strategy is based upon three elements: (i) healthcare specialization, (ii) integrated private equity and operating expertise, and (iii) its differentiated human capital program. Linden invests in middle market platforms in the medical products, specialty distribution, pharmaceutical, and services segments of healthcare. Since its founding, Linden has invested more than $2.5 billion in healthcare companies and has raised over $3 billion of commitments, augmented by capital provided by the firm’s limited partners for larger transactions. For more information, please visit www.lindenllc.com.

About DW Healthcare Partners

DW Healthcare Partners is a private equity firm focused exclusively on the healthcare industry. The firm manages over $1.43 billion in aggregate capital commitments and invests in leading healthcare companies with proven management teams. DW Healthcare Partners is led by seasoned healthcare executives with more than 120 years of combined industry experience. The firm provides the capital, strategic guidance, and acquisition expertise to help mid-stage companies realize their growth potential. For more information, please visit: www.dwhp.com

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside The Beauty Health Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of the Business Combination; costs related to the Business Combination; the inability to maintain the listing of The Beauty Health Company’s shares on Nasdaq; The Beauty Health Company’s ability to manage growth; The Beauty Health Company’s ability to execute its business plan and meet its projections; potential litigation involving The Beauty Health Company; changes in applicable laws or regulations; the possibility that The Beauty Health Company may be adversely affected by other economic, business, and/or competitive factors; and the impact of the continuing COVID-19 pandemic on the Company’s business. The Beauty Health Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.